UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2024

PROJECT SAGE OLDCO, INC.
(Exact name of registrants as specified in its charters)

Delaware	001-36709	20-5551000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3333 Michelson Drive, Suite 650 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

805-562-3500

(Registrant’s telephone number, including area code)

Sientra, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIENQ	*

*	The registrant’s common stock began trading exclusively on the over-the-counter market on April 19, 2024, under the symbol SIENQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on February 12, 2024, Project Sage Oldco, Inc. (formerly known as Sientra, Inc). (“Project Sage”) and certain of its direct and indirect subsidiaries (together with Project Sage, the “Company”) filed voluntary petitions to commence proceedings under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re Project Sage M Holdings Oldco, Inc. et al., Case No. 24-10245.

On March 28, 2024, the Company entered into an Asset Purchase Agreement (the “Nuance APA”) with Nuance Intermediary, LLC (“Nuance”). Pursuant to the Nuance APA, Nuance acquired the assets related to the Company’s Biocorneum products business. Additionally, on April 4, 2024, the Company entered into an Asset Purchase Agreement (the “Tiger APA”) with Tiger Aesthetics Medical, LLC (“Tiger”). Pursuant to the Tiger APA, Tiger acquired substantially all of the Company’s assets, exclusive of the Biocorneum products business.

On June 18, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Second Amended Combined Disclosure Statement and Joint Plan of Project Sage Oldco, Inc. and its Affiliated Debtors (the “Amended Combined Plan and Disclosure Statement”). Capitalized terms used but not specifically defined herein have the meanings specified to such terms in the Amended Combined Plan and Disclosure Statement. A copy of the Amended Combined Plan and Disclosure Statement and the Confirmation Order are attached hereto as Exhibit 2.1 and 2.2, respectively, and are incorporated herein by reference into this Item 1.03, and all filings related to the Chapter 11 Cases are available electronically at https://dm.epiq11.com/case/sientra/info. Summary of Confirmed Amended Combined Plan and Disclosure Statement

The Amended Combined Plan and Disclosure Statement authorized, among other things, the Company to wind down the Company entities following consummation of the Sale Transactions. The Amended Combined Plan and Disclosure Statement also reflects the Committee Settlement, which, among other things, reserves $525,000 for the General Unsecured Claims Cash Pool for distribution to Holders of Allowed General Unsecured Claims.

The foregoing is a summary of the material terms of the Amended Combined Plan and Disclosure Statement as approved and confirmed by the Bankruptcy Court. This summary highlights only certain substantive provisions of the Amended Combined Plan and Disclosure Statement and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Amended Combined Plan and Disclosure Statement and Confirmation Order.

Certain Information Regarding Assets and Liabilities of the Debtors

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on June 6, 2024 (the “Monthly Operating Report”), the Company reported aggregated total assets of approximately $81.5 million and total liabilities of approximately $123.7 million for the reporting period ended April 30, 2024. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Cautionary Note to Holders of the Company’s Common Stock

As a result of the Amened Combined Plan and Disclosure Statement going effective, all of the Company’s equity interests, consisting of outstanding shares of common stock, were cancelled, released, extinguished, and discharged and will be of no further force or effect as of the Effective Date without consideration and have no value.

No shares of the Company’s common stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Amended Combined Plan and Disclosure Statement or pursuant to the exercise of any rights, options, or other obligations of the Company to issue its common stock.

The Company intends to file a Form 15 with the Securities and Exchange Commission deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934 (“Exchange Act”). Upon filing the Form 15, the Company intends to immediately cease filing any further periodic or current reports under the Exchange Act

Item 3.03 Material Modification to the Rights of Security Holders.

On the effective date of the Amended Combined Plan and Disclosure Statement (the “Effective Date”), except with respect to the Multidraw Senior Secured Super-priority Priming Debtor-in-Possession Credit Agreement and Guaranty or to the extent otherwise provided in the Amended Combined Plan and Disclosure Statement, all certificates, shares, notes, bonds, indentures, purchase rights, or other instruments or documents, directly or indirectly evidencing or creating any indebtedness or obligation or giving rise to any claim shall be cancelled and deemed surrendered as to the Company, and the Company shall not have any continuing obligations thereunder. Holders of or parties to such cancelled certificates, shares, notes, bonds, indentures, purchase rights, or other instruments or documents have no rights arising from or relating to such certificates, shares, notes, bonds, indentures, purchase rights, or other instruments or documents, or the cancellation thereof, except the rights provided for pursuant to the Amended Combined Plan and Disclosure Statement.

The certificates, shares and ownership interests and related agreements, purchase rights, options and warrants that were cancelled on the Effective Date included all of the Company’s common stock and related rights to purchase or receive shares of common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Amended Combined Plan and Disclosure Statement provides that on the Effective Date the Company’s boards of directors or managers, as applicable, will be dissolved and any remaining officers will be deemed to have been dismissed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Numbers	Description
2.1	Second Amended Combined Disclosure Statement and Joint Plan of Project Sage Oldco, Inc. (formerly known as Sientra, Inc.) and its Affiliated Debtors Under Chapter 11 of the Bankruptcy Code
2.2	Findings of Fact, Conclusions of Law, and Order Approving the Debtors’ Second Amended Combined Disclosure Statement and Joint Plan of Project Sage Oldco, Inc. (formerly known as Sientra, Inc.) and its Affiliated Debtors Under Chapter 11 of the Bankruptcy Code
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2024	PROJECT SAGE OLDCO, INC. (formerly known as Sientra, Inc.)

	By:	/s/ Ronald Menezes
Ronald Menezes
President and Chief Executive Officer

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